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                                                                   EXHIBIT 10.17
                           CHANGE OF CONTROL AGREEMENT

        THIS CHANGE OF CONTROL AGREEMENT ("Agreement") is entered into as of ______ ___, 1998, between hi/fn, inc., a Delaware corporation (the "Company"), and ____________ ("Employee"). The parties to this Agreement shall be referred to herein as each, a Party, and collectively, the Parties.

        WHEREAS, it is expected that the Company from time to time will consider the possibility of a Change of Control;

        WHEREAS, Employee is a key employee of the Company, and currently holds
(i) shares of the Company's Common Stock and/or (ii) options, warrants or rights to purchase shares of the Company's Common Stock (collectively, the "Securities") that are subject to certain vesting restrictions and/or rights of repurchase in favor of the Company; and

        WHEREAS, in order to ensure Employee has an opportunity to acquire and/or maintain an equity interest in the Company as an incentive for Employee to participate in the affairs of the Company, the Company is willing to provide Employee with certain benefits upon a Change of Control.

        NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:


        1.     Accelerated Vesting of the Securities.

               (a) In the event of a Change of Control (as defined in Section 1(b) below) of the Company and if Employee's employment with the surviving company is Involuntarily Terminated (as defined in Section 1(c) below) within twelve (12) months following such Change of Control, (i) _____ percent (__%) of the unvested portion of the Securities then held by Employee, if any, shall automatically be accelerated such that Employee shall have the right to exercise all or any portion of such Securities, and/or (ii) the Company's repurchase right shall automatically lapse with respect to _____ percent (__%) of the Securities then held by Employee which are subject to such repurchase right.

               (b) A "Change of Control" shall, for the purposes of this Agreement, mean the occurrence of any of the following:

                      (i) the consummation of a merger or consolidation of the Company with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

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                      (ii) the consummation of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                      (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding securities.

               (c) An "Involuntary Termination" shall mean (1) a termination initiated by the surviving company, other than a termination due to acts of dishonesty, conviction of a felony or willful misconduct by Employee or (2) a termination initiated by Employee as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than 30 miles from the then current job location.

        2. Adjustment for Changes in Capital Stock. All references to the number of Securities in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination or other change in the Securities which may be made by the Company after the date of this Agreement.

        3. Excise Tax Payments. In the event that the Change of Control benefits provided for in this Agreement or otherwise payable to the Employee (i) constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) but for this Section, would be subject to the excise tax imposed by Section 4999 of the Code, then Employee's Change of Control benefits under Section 1 shall be either

               (a) delivered in full, or

               (b) delivered as to such lesser extent which would result in no portion of such Change of Control benefits being subject to excise tax under
Section 4999 of the Code,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the Employee on an after-tax basis, of the greatest amount of Change of Control benefits, notwithstanding that all or some portion of such Change of Control benefits may be taxable under Section 4999 of the Code. Unless the Company and the Employee otherwise agree in writing, any determination required under this Section shall be made in writing by the Company's independent public accountants (the "Accountants") immediately prior to Change of Control, whose determination shall be conclusive and binding upon the Employee and the Company for all purposes. For purposes of making the calculations required by this Section, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Employee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

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        4.     Arbitration.

               (a) The Company and Employee agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, the interpretation, validity, construction, performance, breach, or termination hereof, or any of the matters herein released shall be settled by binding arbitration to be held in Santa Clara County, California in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

               (b) The arbitrator(s) shall apply California law to the merits of any dispute or claim, without reference to conflicts of law rules. Employee hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the Parties are participants.

               (c) EMPLOYEE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. EMPLOYEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EMPLOYEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF, OR ANY OF THE MATTERS HEREIN TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EMPLOYEE 'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THIS AGREEMENT.

        5.     General Provisions.

               (a) This Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law principles of the State of California.

               (b) Any notice, demand or request required or permitted to be given by either Party pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or via facsimile or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the Parties at such addresses as have been previously furnished by the Parties or such other address as a Party may request by notifying the other in writing.

               (c) The rights and obligations of Employee under this Agreement may not be transferred or assigned without the prior written consent of the Company.

               (d) This Agreement is meant to supplement the terms of the restricted stock purchase agreement, stock option agreement or other agreement pursuant to which Employee acquired the Securities. To the extent that the terms and conditions of this Agreement are

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inconsistent with those found in the restricted stock purchase agreement, stock option agreement or other agreement, the terms and conditions of this Agreement shall be controlling.

               (e) Any Party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent any Party from thereafter enforcing each and every other provision of this Agreement. The rights granted the Parties herein are cumulative and shall not constitute a waiver of any Party's right to assert all other legal remedies available to it under the circumstances.

               (f) Employee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (g) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

               (h) This Agreement, in whole or in part, may be modified, waived or amended (retrospectively or otherwise) upon the written consent of (i) the Company and (ii) Employee.

               (i) By Employee's signature below, Employee represents that Employee is familiar with the terms and provisions of this Agreement, and hereby accepts this Agreement subject to all of the terms and provisions set forth herein. Employee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Employee agrees to accept as binding, conclusive and final all decisions or interpretations of the disinterested majority of the Board of Directors of the Company upon any questions arising under this Agreement.

        This Change of Control Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.



EMPLOYEE                                    HI/FN, INC.


                                            By:
----------------------------------             --------------------------------
Signature

                                            Title:
----------------------------------                -----------------------------
Print Name


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                                    EXHIBIT A

                                CONSENT OF SPOUSE



        I, ____________________, spouse of Employee, have read and approve the foregoing Change of Control Agreement. In consideration of granting to my spouse the Securities of hi/fn, inc., as referenced in the recitals to the Change of Control Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Change of Control Agreement and agree to be bound by the provisions of the Change of Control Agreement insofar as I may have any rights in said Change of Control Agreement under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Change of Control Agreement.



Dated: _____________



------------------------------
Signature

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